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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                July 3, 1997                                      0-28752
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Date of Report (Date of earliest event reported)          Commission File Number


                          KAPSON SENIOR QUARTERS CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                                         11-3323503
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(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                        Identification Number)


                             242 Crossways Park West
                            Woodbury, New York 11797
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 921-8900
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

            On July 3, 1997, Kapson Senior Quarters Corp. (the "Company") issued a press release announcing that it had completed a $50 million offering of $2.00 Convertible Exchangeable Preferred Stock, par value $.01 per share, pursuant to Rule 144A under the Securities Act of 1933, as amended. The press release, the Purchase Agreement between the Company and the Initial Purchasers, the Registration Rights Agreement between the Company and the Initial Purchasers and the Certificate of Designations filed with the Secretary of State of the State of Delaware are filed as exhibits hereto and are hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   not applicable

(b)   not applicable

(c)   Exhibits

      1.1   Purchase Agreement (with form of Indenture and form of Form T-1).

      4.1 Certificate of Designations of $2.00 Convertible Exchangeable Preferred Stock, par value $.01, of the Company.

      10.1  Registration Rights Agreement.

      99    Press Release, dated July 3, 1997.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 1997                  KAPSON SENIOR QUARTERS CORP.


                                    By:   /s/ Glenn Kaplan
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                                          Glenn Kaplan
                                          Chairman of the Board and
                                          Chief Executive Officer


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                                  EXHIBIT INDEX

   Exhibit                         Description                          Page
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     1.1      Purchase Agreement (with form of Indenture and form
              of Form T-1).

     4.1      Certificate of Designations of $2.00 Convertible
              Exchangeable Preferred Stock, par value $.01, of the Company.

    10.1      Registration Rights Agreement.

     99       Press Release, dated July 3, 1997.
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